File No. 033-79166, 811-8522
                                                   Filed under Rule 497(e)

THE EQUI-SELECT SERIES TRUST


                      PROSPECTUS SUPPLEMENT

                         JANUARY 5, 1998


         SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1997
 AS AMENDED JUNE 26, 1997, JULY 9, 1997 AND OCTOBER 24, 1997 FOR

                  THE EQUI-SELECT SERIES TRUST


     Effective January 2, 1998, Directed Services, Inc. ("DSI"), an affiliate of Equitable Investment Services, Inc. ("EISI"), is assuming the advisory responsibilities of EISI, under the Investment Advisory Agreement dated October 24, 1997. In connection with this action, DSI is also assuming all responsibilities for the management of sub-advisors pursuant to the terms of the Sub-Advisory Agreements, each dated October 24, 1997, with each sub-advisor of the Equi-Select Series Trust's (the "Trust") portfolios. EISI's management personnel are becoming a part of DSI and will continue the oversight of portfolio management.

This supplement should be retained with your Prospectus for the Equi-Select Series Trust.



G3059-ES-DSI 1/98                                   GoldenSelect